J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Multi-Cap Market Neutral Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 20, 2018 to the

Summary Prospectus, Prospectus and Statement of

Additional Information dated November 1, 2017, as supplemented

NOTICE OF CHANGE TO LIQUIDATION DATE FOR JPMORGAN MULTI-CAP MARKET NEUTRAL FUND (the “Fund”). The Board of Trustees of the Fund had previously approved the liquidation and dissolution of the Fund, which was scheduled to occur on or about April 6, 2018. The Board has approved the advancement of the liquidation distribution due to redemption activity. The liquidating distribution is now scheduled to occur on or about March 28, 2018 (the “Liquidation Date”). The information contained in this supplement replaces the information contained in the supplement dated March 15, 2018 for the Fund.

The Fund may continue to depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. Unless you have an individual retirement account (“IRA”) where UMB Bank n.a. currently serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Class A Shares or Class I Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution, provided that they remain eligible to purchase Class A Shares. They may also purchase other share classes for which they are eligible. If shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund within 90 days of the liquidating distribution, no contingent deferred sales charge will be imposed on those new Class C Shares. At the time of the purchase you must inform your Financial Intermediary or the Funds that the proceeds are from the liquidated fund.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF MARCH 19, 2018, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO OR AROUND MARCH 23, 2018, AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES ARE NO LONGER ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF INFORMATION FOR FUTURE REFERENCE

SUP-MCMN-LIQ-318-2